Investor Presentation Second Quarter Ended June 30, 2012 Long Island’s Premier Community Bank ASTORIA FINANCIAL CORPORATION

2 Forward Looking Statement Forward Looking Statement Forward Looking Statement This presentation may contain a number of forward -looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Secur ities Exchange Act of 1934, as amended. These statements may be identified by the use of the words “anticipate,”“believe,”“could,”“estimate,”“expect,”“intend,”“may,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar terms and phrases, including references to assumptions. Forward-looking statements are based on various assumptions and analyses made by us in light of our management ’s experience and perception of historical trends, current condit ions and expected future developments, as well as other factors we believe are appropriat e under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially fr om future results expressed or implied by such forward - looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; th ere may be increases in competitive pressure among financial institutions or from non -financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in depos it flows, loan demand or real estate values may adversely affect our business; changes in accounting principles,policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes, includi ng the implementation of the Dodd -Frank Wall Street Reform and Consumer Protection Act of 2010 and any actions regar ding foreclosures, may adversely affect our business; transition of our regulatory supervisor from the Office of Thrift Supervision to the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve Board; effects of changes in existing U.S. government or government-sponsored mortgage programs; technological changes may be more d ifficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate. We have no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

3 Strategy and Business Fundamentals Strategy and Business Fundamentals Strategy and Business Fundamentals • Over 71 consecutive quarters of core profitability (3) through 2Q12 • Stable and healthy credit metrics throughout the crisis • Clean, well capitalized balance sheet Sources: SNL Financial LC, Company filings. (1)Deposit market share as of June 30, 2011. Core market includes Long Island market consisting of Kings, Queens, Nassau and Suffolk counties. (2)Excludes stock options. (3)Refers to net income recalculated to exclude net realized gains on securities, amortization of intangibles and impairment of goodwill, and other nonrecurring items. Core profitability is anon-GAAP financial measure.

4 Capital Ratios Capital Ratios Capital Ratios At June 30, 2012

5 Financial Highlights Financial Highlights Financial Highlights Operations •Low cost core deposits (savings, money market and checking accounts) increased $262.6 million, or 18% annualized, from March 31, 2012 to $6.2 billion, or 58% of total deposits, at June 30, 2012 •Combined multi-family/CRE loan portfolio increased $361.2 million, or 58% annualized, from March 31, 2012 to $2.8 billion at June 30, 2012 •General and administrative expense for the quarter ended June 30, 2012 decreased $10.1 million*, or 12%, from the quarter ended March 31, 2012, to $72.1 million Asset Quality •Total loan delinquencies (30 days or more past due) and real estate owned, net, decreased $19.8 million, or 14% annualized, from March 31, 2012,to $539.1 million at June 30, 2012 * 1Q12 general and administrative expense includes net charges of $3.4 million representing severance related expenses.

6 Core Competency Core Competency Core Competency •Mortgage Lending ─ Portfolio lender, not a mortgage banker xResidential lending expertise xMulti-family and CRE lending expertise ─ Solid asset quality •Retail Banking ─ Premier community bank on Long Island ─ Dominant deposit market share ─ #1 thrift depository in core market, #4 among all banks

7 Residential Mortgage Lending Residential Mortgage Lending Residential Mortgage Lending • $10.5 billion portfolio ─ No sub-prime, payment option or negative amortization ARM lending ─ Primarily 5/1 and 7/1 jumbo prime hybrid ARMs and 15 year fixed rate jumbo loans ─ Weighted average LTV (1) on total residential loan portfolio <61% • Multiple delivery channels provide flexibility & efficiency ─ Retail ─ Commissioned brokers covering 15 states (2) ─ Third party originators –correspondents covering 16 states (2) • Geographically diversified portfolio ─ Reduces lending concentrations (1) LTV ratios are based on current principal balances and original appraised values. (2) All loans underwritten to Astoria’s stringent standards. Includes Washington, D.C.

8 Multi-family/Commercial Real Estate Portfolio Multi Multi - - family/Commercial Real Estate Portfolio family/Commercial Real Estate Portfolio • $2.8 billion portfolio ─ Weighted average coupon at June 30, 2012: 5.14% (1) , weighted average LTV < 57% (2) ─ 1H12 originations of $893.5 million, average loan amount = $3.4 million with a weighted average LTV at origination of 54% ─ Focus: x Rent controlled, rent stabilized apartments in New York City x $3 -$5 million in size • Approximately 70% of multi-family portfolio originated prior to 2011 is subject to rent control or rent stabilization. Approximately 90% of 2011/2012 multi- family closed loans and pipeline loans are subject to rent control or rent stabilization ─ Pipeline of $555.1 million at June 30, 2012 with average coupon of 3.67%, and average loan size of $2.9 million (1) Excludes non-performing loans. (2) Based on current principal balances and original appraised values.

9 Leading Retail Banking Franchise Leading Retail Banking Franchise Leading Retail Banking Franchise • $10.7 billion in deposits, 85 banking office network ─ Low cost/stable source of funds –weighted average rate: 0.91% ─ Low cost core deposits (savings, money market and checking accounts) increased $262.6 million, or 18% annualized, from March 31, 2012, to $6.2 billion, or 58% of total deposits ─ 57% of the households that have a retail CD account also have a low cost checking, savings or money market account relationship • $9.9 billion, or 94% of total depositors live within 5 miles of a branch – no broker or municipal deposits • Banking offices with high average deposits contribute to efficiency ─ Long Island Offices (82) –Nassau (28), Queens (17), Suffolk (25), Brooklyn (12) – Average Deposits of $125 Million ─ Westchester Offices (3) –Average Deposits of $150 Million • Alternative delivery channels ─ ATM’s, telephone, Internet and mobile banking

10 Retail Banking Philosophy Retail Banking Philosophy Retail Banking Philosophy ─ Focus on increasing low-cost core deposits and reducing high cost CDs ─ Expand business banking with focus on increasing business deposits Grew 30% annualized in 2Q12 to $466.5 million 17,000 existing clients ─ Maintain pricing discipline ─ Pro-active sales culture –PEAK Process ─ Focus on customer service –High customer satisfaction ─ Community involvement –Support over 700 local organizations and not-for-profit agencies Astoria Federal is an integral part of the fabric of the communities it serves

11 TOTAL 4 COUNTY POPULATION: 7,598,823 Exceeds population of 38 individual U.S. states Overall LI Deposit Share Ranking: #1-all thrifts, #4-all banks Sources: FDIC Summary of Deposits (as of June 30, 2011) SNL Financial LC Kings County (Brooklyn) Population: 2,521,808 Median household income: $38,578 Deposits: $1.3 billion Branches: 12 Market share: 4% Rank: #1 thrift, #7 all banks Queens County Population: 2,240,310 Median household income: $52,935 Deposits: $2.6 billion Branches: 17 Market share: 6% Rank: #1 thrift, #5 all banks Nassau County Population: 1,341,439 Median household income: $92,674 Deposits: $4.4 billion Branches: 28 Market share: 8% Rank: #1 thrift, #5 all banks Suffolk County Population: 1,495,266 Median household income: $82,593 Deposits: $2.5 billion Branches: 25 Market share: 7% Rank: #1 thrift, #5 all banks Well Positioned in Key Markets Long Island Powerhouse Long Island Powerhouse Long Island Powerhouse

12 Brooklyn, Queens, Nassau and Suffolk June 11 June 99-11 June 99-11 June 30, 2011 Market Market Share Change in # Institution Deposits Share Gain/(Loss) of Branches 1 Chase $ 35,717 20.9% (4.4)% 32 2 Capital One 23,118 13.5 (2.1) 5 3 Citibank 22,504 13.1 0.7 (21) 4 ASTORIA* 10,908 6.4 (1.9) (2) 5 HSBC 10,654 6.2 (1.4) (8) 6 NY Community 9,027 5.3 (2.0) 25 7 TD Bank 8,651 5.1 5.1 85 8 Bank of America 7,723 4.5 (2.6) (4) Total - Top 8 $128,302 74.9% (8.6)% + 112 Total - Core Market $171,214 100.0% + 403 Ranked by June 2011 Market Share ($ in millions) * Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits. Source: FDIC Summary of Deposits. Data as of June 30, 2011. Top 8 represents institutions with deposits exceeding $5 Billion. Note: Astoria’s low cost core deposits increased $262.6 million, or 18% annualized, from March 31, 2012, to $6.2 billion, or 58% of total deposits at June 30, 2012. Market Share Trend 1999 -2011 Market Share Trend 1999 Market Share Trend 1999 - - 2011 2011

13 • Operating Efficiency • Credit • Margin • Interest Rate Risk •Growth Current Focus Current Focus Current Focus

14 Poised for Growth Poised for Growth Poised for Growth • Assets: ─ Multi-family/CRE loan originations totaled $549.3 million for 2Q12 ─ Multi-family/CRE loan pipeline was $555.1 million at June 30, 2012 with average coupon of 3.67%, and average loan size of $2.9 million • Liabilities: ─ Low cost core deposits increased $262.6 million, or 18% annualized, from March 31, 2012 to $6.2 billion, or 58% of total deposits. Includes 30% annualized increase in business deposits in 2Q12 to $466.5 million at June 30, 2012 Ongoing marketing campaigns for personal and business checking ─ High cost CDs decreased 51%, annualized, in 2Q12

15 Current Focus Current Focus Current Focus • Growth • Credit • Margin • Interest Rate Risk •Operating Efficiency

16 Operating Efficiency Operating Efficiency Operating Efficiency ─Cost control initiatives completed 2Q12 ─General and administrative expense reduced $10.1 million*, or 12%, from previous quarter to $72.1 million for the quarter ended June 30, 2012 ─Infrastructure in place to support future growth ─Asset repositioning enhances efficiency * 1Q12 general and administrative expense includes net charges of$3.4 million representing severance related expenses

17 Current Focus Current Focus Current Focus • Growth • Operating Efficiency • Credit • Margin • Interest Rate Risk •Credit

18 Asset Quality • Conservative underwriting, top quality loans, low LTVs x $5.5 billion, or 52% of residential portfolio, originated 2008 through 2Q12 with a weighted average LTV of 57% (1) ; of which only $4.1 million are non - performing x Residential I/O portfolio reduced by $3.5 billion over last 3 years x Top quality multi - family and commercial real estate loan portfolios » ~ 90% of multi - family loans closed in 2011/2102 and pipeline loans are subject to rent control or rent stabilization » Average LTV for portfolio loans <57% • Top quality MBS portfolio » 99% GSE/agency » Average life 2.4 years (1) LTV ratios are based on current principal balances and original appraised values .

19 Asset Quality Asset Quality Asset Quality (1) Includes home equity loans of $244.9 million (2) Includes $75.5 million of net unamortized premiums and deferred loan costs (3) Includes $256.5 million of NPLs reviewed, and charged-off as needed, at 180 days delinquent and annually thereafter (4) Includes TDRs of $25.7 million (5) Includes TDRs of $4.2 million (6) Does not foot due to rounding Consumer & Multi-family Loan portfolio balance $ 10,532.1 $ 2,197.9 $ 646.5 $ 269.2 (1) $ 13,721.1 (2) Non-performing loans $ 294.8 (3) $ 36.0 (4) $ 5.7 (5) $ 6.9 $ 343.3 (6) NPLs as a % of total loans 2.15% 0.26% 0.04% 0.05% 2.50% Net charge-offs 2Q12 $ 9.7 $ 1.5 $ 0.0 $ 0.6 $ 11.8 Net charge-offs YTD 2012 $ 25.8 $ 1.8 $ 0.3 $ 1.1 $ 29.1 (6) Other Residential TotalCRE At June 30, 2010 $ 230.9 $ 77.5 $ 308.4 $ 415.1 $ 723.5 At June 30, 2011 $ 162.8 $ 44.4 $ 207.2 $ 376.3 $ 583.5 At June 30, 2012 $ 130.1 $ 33.8 $ 163.9 $ 343.3 $ 507.2 90+ Days Past Due30-89 Days Combined Total 30 + (NPLs) 30-59 Days Past Due Days Past DuePast Due 60-89 Days Past Due Selected asset quality metrics at June 30, 2012, except as noted ($ in millions) Two year delinquent loan migration trend ($ in millions)

20 Current Focus Current Focus • Growth • Operating Efficiency • Credit • Interest Rate Risk •Margin

21 Margin Outlook Margin Outlook We anticipate the net interest margin for the 2012 full year to be slightly lower than the 2011 fourth quarter margin of 2.20%. •CDs were either issued or repriced during June 2012 with a weighted average rate of 0.40% •CDs scheduled to mature during the next two quarters: ─3Q12: $1.2 billion with a weighted average rate of 1.51% ─4Q12: $0.6 billion with a weighted average rate of 1.68% •Borrowings (1) scheduled to mature during the next two quarters: ─3Q12: $1.1 billion with a weighted average rate of 1.11% ─4Q12: $0.2 billion with a weighted average rate of 3.90% •Residential hybrid ARMs scheduled to reset and reprice downward into 1 year ARMs: ─3Q12: $1.0 billion with a weighted average rate of 3.87% ─4Q12: $1.0 billion with a weighted average rate of 3.91% (1) Excludes $250 million of 5.75% senior unsecured notes scheduled to mature 4Q12.

22 • Growth • Operating Efficiency • Credit • Margin •Interest Rate Risk Current Focus Current Focus

23 • One year cumulative interest rate sensitivity gap at June 30, 2012: + 6.59%* ─ Activity during the quarter ended June 30, 2012: x Stable core deposits increased $262.6 million, or 18% annualized, from March 31, 2012 to $6.2 billion, or 58% of total deposits • Key balance sheet components ─ Approximately $5.1 billion, or 38%, of mortgage portfolio matures or reprices in one year or less ─ Weighted average life of MBS portfolio of 2.4 years * Includes proceeds from $250 million of 5.00% senior notes issued June 2012 and not yet redeployed to redeem existing $250 million of 5.75% senior notes in September 2012 Interest Rate Risk Management Interest Rate Risk Management

24 • Conservative Corporate Strategy ─ Simple, time-tested business model Quality mortgage lending Quality retail lending ─ Improving operating efficiency ─ Well capitalized, for all regulatory purposes • Disciplined Lending ─ $5.5 billion, or 52% of residential portfolio, originated 2008 through 2Q12, with weighted average LTVs of 57% (1) ─ No Alt A loans originated since 2007 ─ Residential I/O portfolio reduced by $3.5 billion over last 3 years ─ Multi-family/CRE loan pipeline at $555.1 million all in footprint and demographically attractive regions – projected originations in excess of $1.5 billion in 2012 • Attractive and Stable Franchise ─ Strong deposit market share in Long Island market (2) ─ Core deposit growth –emphasis on personal and business checking marketing campaigns • Strong Leadership and Culture ─ Over 250 years of combined executive management experience ─ Insider ownership at 17% (3) (1)LTV ratios are based on current principal balances and original appraised values. (2)Long Island market includes Kings, Queens, Nassau and Suffolk counties. (3)Excludes stock options. Investment Summary Investment Summary

25 Addendum Addendum

26 Solid and Seasoned Management Team Solid and Seasoned Management Team Responsibility Age Yrs. in Banking Monte N. Redman President & CEO Chief Executive Officer 61 38 Alan P. Eggleston Sr. EVP, Secretary and CRO Chief Risk Officer 58 32 Frank E. Fusco Sr. EVP, Treasurer & CFO Chief Financial Officer 49 22 Gerard C. Keegan Vice Chairman, Sr. EVP & COO Chief Operating Officer 66 41 Josie Callari Executive Vice President Chief Support Services Officer 59 40 Robert J. DeStefano Executive Vice President Chief Information Officer 54 33 Brian T. Edwards Executive Vice President Managing Director, Retail Banking Group 51 19 Gary M. Honstedt Executive Vice President Managing Director, Multi-Family/ Commercial Real Estate Services Group 63 40 Over 250 Years of Combined Experience

27 Net portfolio growth: ($238.3) M + $83.7 M + $703.2 M + $456.2 M + $1.4 B + $721.3 M ($454.3) M ($1.0) B ($293.5) M ($29.4) M Weighted Avg. Portfolio Coupon at Period End 5.26% 5.05% 5.19% 5.48% 5.70% 5.64%** 5.22% ** 4.73%** 4.16%** 3.89%** Residential Mortgage Loan Originations Residential Mortgage Loan Originations * * By Product Type * For portfolio ** Excludes non-performing loans ($ in Billions)

28 Residential Mortgage Loan Originations Residential Mortgage Loan Originations * * By Delivery Type ($ in Billions) * Includes loans originated for sale.

29 Asset Quality Asset Quality Asset Quality • Limited credit risk ─No sub-prime, payment option or negative amortization ARM lending ─No Alt A loans originated since 2007 ─Conservative underwriting, top quality loans, low LTVs at origination ─Improving asset quality x$5.5 billion, or 52% of residential portfolio, originated 2008 through 2Q12 with a weighted average LTV of 57% (1) ; of which only $4.1 million are non-performing xResidential I/O portfolio reduced by $3.5 billion over last 3 years ─ Total non-performing loans: $343.3 million, or 2.50% of total loans, or 1.95% of total assets xIncludes $294.8 million of residential loans, of which $256.5 million (2) were reviewed at 180 days delinquent and annually thereafter, and charged-off as needed, to estimated fair value of the underlying collateral at such time, less estimated selling costs xNo geographic concentration of NPLs • Top quality MBS portfolio ─ 99% GSE/agency ─ Average life 2.4 years (1) LTV ratios are based on current principal balances and original appraised values. (2) Represents 87% of total non-performing residential mortgage loans of $294.8 million.

30 Total % of Total Residential % of Total Residential Residential Non-Performing Residential Non-Performing Non-Performing Loans as a % State Loans Loans Loans of State Totals New York* $ 3,011.7 28.6% $ 42.4 14.4% 1.41% Illinois* 1,178.9 11.1 43.6 14.8 3.70 Connecticut* 1,143.9 10.9 28.3 9.6 2.47 Massachusetts* 843.1 8.0 8.8 3.0 1.04 New Jersey* 753.0 7.1 56.5 19.2 7.50 California 632.1 6.0 29.7 10.1 4.70 Virginia 627.3 6.0 11.3 3.8 1.80 Maryland* 606.7 5.8 35.3 12.0 5.82 Washington 298.8 2.8 2.5 0.8 0.84 Texas 272.5 2.6 0.0 0.0 0.00 All other states (1,2) 1,164.1 11.1 36.4 12.3 3.13 TOTAL $ 10,532.1 100.0% $294.8 100.0% 2.80% Total Residential Loans ($ in millions) At June 30, 2012 (1) Includes 25 states and Washington, D.C. (2) Includes Florida with $183.7 million of total loans, of which $20.7 million are non-performing loans. * Judicial foreclosure required. Geographic Composition of Residential NPLs Geographic Composition of Residential NPLs Geographic Composition of Residential NPLs

31 ($ in Billions) (1) Interest-Only loans require borrowers to pay interest only during the first ten years of the loan term. No interest-only loans have been originated since 2010. (2) Alt A loans are comprised primarily of stated income, full assetloans. No Alt A loans have been originated since 2007. Amortizing vs. Interest-Only (1) Full Doc vs. Alt A (2) Residential Loan Portfolio Residential Loan Portfolio Residential Loan Portfolio

32 Total Residential Loan Originations $2.0 Billion (2) Weighted Average LTV: 60% (3) For the quarter ended June 30, 2012 Geographic Composition of Residential Loan Originations Geographic Composition of Residential Loan Originations Total Residential Loan Originations $994.3 Million (1) Weighted Average LTV: 60% (3) (1) Includes $98.3 million originated for sale. (2) Includes $175.6 million originated for sale. (3) Loans originated for portfolio. For six months ended June 30, 2012

33 Savings, Money Market and Checking: $6.2B, or 58% of Total Deposits, @ 0.24% Retail CDs: $4.5B, or 42% of Total Deposits, @ 1.81% At June 30, 2012 No broker or municipal deposits Core Community Deposits Core Community Deposits * Note: 57% of the households that have a retail CD account also have a low cost checking, savings or money market account relationship.

34 P P erformance based on erformance based on E E nthusiasm, nthusiasm, A A ctions and ctions and K K nowledge nowledge “Sales Oriented and Service Obsessed” • A “needs”based approach to sales rather than “product” based approach • Highly interactive program –daily and weekly meetings create a focus that is shared throughout the branch network • Incentives for strong performance, both individual and team Sales Sales – – PEAK Process PEAK Process

35 Customer Satisfaction Customer Satisfaction Key Findings: Favorably Positioned Against Competitors • 77% of Astoria customers are highlysatisfied • 75% of Astoria customers are highlylikely to recommend Astoria to friend/family member • Astoria customers are 30% more likely to net increasetheir deposit relationship than are competitor customers • Satisfaction with the branch is by far the strongest driver of overall satisfaction– 85% of Astoria customers are highly satisfied with quality of branch service Survey results are based on a 2010 Independent Customer Satisfaction Survey.

36 Key Initiatives • Education First ─ Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live and the neighborhoods we serve • Neighborhood Outreach ─ Through funding and volunteer efforts, supports over 700 community-based organizations and not-for-profit agencies that enrich the communities within our market area ─ Reinforces community involvement by promoting neighborhood news and events in our local community branches • Results/Recognition ─ Seven consecutive “Outstanding”Community Reinvestment Act ratings by our primary banking regulator Astoria Federal is an integral part of the fabric of the communities it serves Community Involvement Community Involvement

37 Glossary Glossary ARM ─ Adjustable Rate Mortgage CRE ─ Commercial Real Estate ESOP ─ Employee Stock Ownership Plan GAAP ─ Generally Accepted Accounting Principles GSE ─ Government Sponsored Enterprise I/O ─ Interest-Only LTV ─ Loan-To-Value Ratio MBS ─ Mortgage-Backed Securities NPL ─ Non-Performing Loan

38 Contact Information Contact Information Web site: www.astoriafederal.com Email: ir@astoriafederal.com Telephone: (516) 327-7869 Address: Astoria Financial Corporation Attn: Investor Relations One Astoria Federal Plaza Lake Success, NY 11042